Exhibit 99.2

                           CSI BUSINESS FINANCE, INC.
                                  BALANCE SHEET
                                  JUNE 30, 2005
                                    UNAUDITED
--------------------------------------------------------------------------------

                                     ASSETS

CURRENT ASSETS
   Cash                                                                 $ 19,413
   Prepaid expense                                                         2,188
   Minimum lease payments receivable                                     152,854
                                                                        --------

   Total current assets                                                  174,455
                                                                        --------

NONCURRENT ASSETS
   Minimum lease payments receivable                                     215,783
   Fixed assets, net                                                         833
   Intangible assets, net                                                 27,647
                                                                        --------

Total noncurrent assets                                                  244,263
                                                                        --------

TOTAL ASSETS                                                            $418,718
                                                                        ========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable                                                     $  3,934
   Accrued liabilities                                                     1,383
   Unearned income                                                        65,783
   Advances from parent                                                  101,612
                                                                        --------

   Total current liabilities                                             172,712
                                                                        --------

NONCURRENT LIABILITIES, Unearned income                                   41,005
                                                                        --------

COMMITMENTS AND CONTINGENCIES                                                 --

SHAREHOLDERS' EQUITY
   Preferred stock, 1,000 shares authorized, $0.01 par value:
      Series A cumulative preferred stock, par value $0.01, 500
      shares authorized, 200 shares issued and outstanding,
      dividend of $10.00 per share per month, aggregated
      liquidation and redemption value of $240,000                             2
   Common stock, par value $0.01, 9,000 shares
      authorized, 1,000 shares issued and outstanding                         10
   Additional paid-in-capital                                            200,988
   Retained earnings                                                       4,001
                                                                        --------

   Total shareholders' equity                                            205,001
                                                                        --------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $418,718
                                                                        ========

    The accompanying note is an integral part of these financial statements.

                           CSI BUSINESS FINANCE, INC.
                   STATEMENT OF OPERATIONS FOR THE SIX MONTHS
                               ENDED JUNE 30, 2005
                                    UNAUDITED
--------------------------------------------------------------------------------

REVENUE
   Lease income                                                          $41,311
   Fee income                                                             47,113
                                                                         -------

                                                                          88,424

OPERATING EXPENSES
   Salaries and benefits                                                  32,106
   Commissions                                                             3,828
   Business development, travel and entertainment                            634
   Depreciation and amortization                                           5,887
   Rent                                                                    5,114
   Professional fees                                                      10,797
   Other                                                                   8,151
                                                                         -------

   Total expenses                                                         66,517
                                                                         -------

   Income before provision for income taxes                               21,907
                                                                         -------

INCOME TAX PROVISION
   Current income tax expense                                              4,010
   Deferred income tax expense                                                --
                                                                         -------

   Total income tax expense                                                4,010
                                                                         -------

NET INCOME                                                                17,897

       Preferred dividends paid                                           12,000
                                                                         -------

INCOME APPLICABLE TO COMMON SHARES                                       $ 5,897
                                                                         =======

Net Loss Per Share-Basic and Diluted:                                    $  5.90
                                                                         =======

Weighted average number of shares outstanding during
the year--basic and diluted                                                1,000
                                                                         =======

    The accompanying note is an integral part of these financial statements.

                           CSI BUSINESS FINANCE, INC.
                             STATEMENT OF CASH FLOWS
                            FOR THE SIX MONTHS ENDED
                                  JUNE 30, 2005
                                    UNAUDITED
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                          $ 17,897
   Adjustment to reconcile net income to net cash
   used in operating activities:
      Depreciation and amortization                                       5,887
   (increase) decrease in assets:
      Accounts receivable, other                                         23,180
      Prepaid expense                                                    (2,188)
      Minimum lease payments receivable                                  64,573
   Increase (decrease) in liabilities
      Accounts payable                                                    3,934
      Accrued liabilities                                                 1,383
      Unearned income                                                   (41,310)
      Advances from parent                                              (27,906)
                                                                       --------

   Net cash provided by operating activities                             45,450
                                                                       --------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases of fixed assets                                             (1,000)
   Purchases of minimum lease payments receivable                       (25,037)
                                                                       --------

Net cash used in investing activities                                   (26,037)
                                                                       --------

NET CHANGE IN CASH                                                       19,413
CASH, BEGINNING OF PERIOD                                                    --
                                                                       --------
CASH, END OF YEAR                                                      $ 19,413
                                                                       ========

SUPPLEMENTAL INFORMATION
   Interest paid                                                       $     --
   Taxes paid                                                          $     --
   Preferred dividends paid by charge to parent
      intercompany account                                             $ 12,000


    The accompanying note is an integral part of these financial statements.

                           CSI BUSINESS FINANCE, INC.
--------------------------------------------------------------------------------
                   NOTES TO THE UNAUDITED FINANCIAL STATEMENTS
                                  JUNE 30, 2005


NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited financial statements of CSI Business Finance, Inc. have been prepared in accordance with the accounting principles generally accepted in the United States of America for interim financial reporting. They do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, considered necessary for a fair presentation, have been included in the accompanying unaudited financial statements. Operating results for the periods presented are not necessarily indicative of the results that may be expected for the full year.

These financial statements should be read in conjunction with the financial statements and footnotes for the year ended December 31, 2004 which are filed in the Form 8K/A.